SEGMENT INFORMATION	12 Months Ended
Feb. 28, 2018
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]
21.	SEGMENT INFORMATION

The Group is mainly engaged in after-school tutoring in the PRC. The Group's chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer. In comparative periods, the Group determined each location represented an operating segment and all the locations met the aggregation criteria set forth in the U.S. GAAP with respect to segment reporting as they have similar economic characteristics and provide the same tutoring services. Due to reorganization of business units and change in internal reporting in fiscal year 2017, the CODM currently regularly reviews the consolidated financial results of the Group. Therefore, the Group has one single operating and reportable segment.